UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2021

Commission File Number

001-34581

Kraton Corporation

(Exact name of registrant as specified in its charter)

Delaware	20-0411521
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

15710 John F. Kennedy Blvd., Suite 300

Houston, TX 77032

(Address of principal executive offices, including zip code)

281-504-4700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01	KRA	New York Stock Exchange

Item 8.01.	Other Events.

As previously disclosed, on September 27, 2021, Kraton Corporation, a Delaware corporation (“Kraton” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with DL Chemical Co., Ltd., a company organized under the laws of the Republic of Korea (“Parent”), DLC US Holdings, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent, and DLC US, Inc., a Delaware corporation and a wholly-owned subsidiary of Intermediate Merger Subsidiary (“Merger Subsidiary”). Pursuant to the Merger Agreement, and subject to the terms and conditions thereof, Merger Subsidiary will merge with and into the Company (the “Merger”), with the Company surviving the Merger as an indirect and wholly-owned subsidiary of Parent. The obligations of the parties to consummate the Merger are subject to the satisfaction or waiver of customary closing conditions set forth in the Merger Agreement, including, among others, (1) the expiration or termination of any waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Waiting Period”), and (2) the receipt of clearance from the Committee on Foreign Investment in the United States (“CFIUS Clearance”).

On November 12, 2021, at 11:59 p.m. eastern time, the HSR Waiting Period expired. Furthermore, on November 17, 2021, the Company and Parent received CFIUS Clearance. The Merger remains subject to other closing conditions, including the receipt of certain antitrust approvals outside of the United States, and is expected to be completed by the end of the first half of 2022.

As previously disclosed, the Company will hold a special meeting of Kraton stockholders on December 9, 2021 at 9:00 a.m. central time, at The Sheraton North Houston, 15700 John F. Kennedy Boulevard, Houston, Texas 77032, at which the Company’s stockholders will be asked to consider and vote on, among other things, the proposal to adopt the Merger Agreement and authorize and approve the transactions contemplated thereby, including the Merger. Stockholders of record as of 3:00 p.m., central time, on November 4, 2021 will be entitled to vote at the special meeting or at any adjournment or postponement thereof.

FORWARD LOOKING STATEMENTS

Some of the statements and information in this communication may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. This communication includes forward-looking statements that reflect the Company’s beliefs, expectations and current views with respect to, among other things, its financial condition, financial performance and other future events or circumstances. Forward-looking statements are often identified by words such as “outlook,” “believes,” “target,” “estimates,” “approximately,” “expects,” “projects,” “represents,” “may,” “intends,” “plans,” “on track,” “anticipate,” the negative of such words or similar terminology, and include, but are not limited to, the Company’s expectations with respect to the sale of the Company, including the timing thereof.

Examples of forward-looking statements in this communication include, but are not limited to, statements about the price, terms and closing date of the proposed transaction, and statements regarding stockholder and regulatory approvals and the satisfaction of various other conditions to the closing transaction contemplated by the Merger Agreement. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results, expectations, or outcomes to differ materially from our historical experience as well as management’s present expectations or projections. These risks and uncertainties include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (ii) the inability to complete the proposed transaction due to the failure to obtain the Company stockholder approval for the proposed transaction or the failure to satisfy other conditions of the proposed transaction within the proposed timeframe or at all (including receipt of regulatory approvals); (iii) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; (iv) the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted against the Company and others relating to the Merger Agreement; (vi) the risk that the pendency of the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the pendency of the proposed transaction; (vii) the effect of the announcement of the proposed transaction on the Company’s relationships with its customers, suppliers, key stakeholders, employees, operating results and business generally; (viii) risks related to the Company’s business or stock price as a result of uncertainty surrounding the proposed transaction; (ix) the amount of the costs, fees, expenses and charges related to the proposed transaction; and (x) other risks to consummation of the proposed transaction, including the risk that the proposed transaction will not be consummated within the expected time period or at all. Consider these factors carefully in evaluating the forward-looking statements.

All forward-looking statements in this communication are made based on management’s current expectations and assumptions, which are subject to known and unknown risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed in forward-looking statements. These risks and uncertainties are more fully described in the Company’s latest Annual Report on Form 10-K, including but not limited to “Part I, Item 1A. Risk Factors” and “Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” therein, and in the Company’s other filings with the Securities and Exchange Commission (the “SEC”), and include, but are not limited to, risks related to: not completing, or not completely realizing the anticipated benefits from, the sale of the business; receipt and timing of necessary regulatory approvals; the Company’s reliance on third parties for the provision of significant operating and other services; conditions in, and risk associated with operating in, the global economy and capital markets; fluctuations in raw material costs; natural disasters and weather conditions; limitations in the availability of raw materials; and other factors of which the Company is currently unaware, deems immaterial or are outside the Company’s control. In addition, to the extent any inconsistency or conflict exists between the information included in this communication and the information included in our prior releases, reports or other filings with the SEC, the information contained in this communication updates and supersede such information. The Company believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Accordingly, readers are cautioned not to place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made, and the Company assumes no obligation to update such information in light of new information or future events.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of the Company by Parent. In connection with the proposed transaction, the Company has filed relevant materials with the SEC, including the Company’s definitive proxy statement on Schedule 14A filed on November 4, 2021, related to the solicitation of proxies for the Company stockholders’ meeting with respect to the proposed transaction. This communication does not constitute any solicitation of votes or approval in relation to the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE COMPANY’S PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, IN THEIR ENTIRETY WHEN SUCH DOCUMENTS BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO. Investors and security holders are able to obtain a copy of the proxy statement and other documents (when available) free of charge at the SEC’s web site, www.sec.gov, through the “Investors” section of our website, www.kraton.com, or by sending a request of such documents to: Kraton Corporation, 15710 John F. Kennedy Blvd., Suite 300, Houston, Texas 77032, telephone 281-504-4700.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of the Company’s common stock in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in its proxy statement for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 8, 2021. Investors may obtain additional information regarding the interests of such persons in the proposed transaction, by security holdings or otherwise, by reading the definitive proxy statement regarding the acquisition described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRATON CORPORATION

Date: November 19, 2021	/s/ James L. Simmons
James L. Simmons
Senior Vice President and General Counsel